 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 8, 2010

VirtualHealth Technologies, Inc.
(Exact name of Company as specified in its charter)

Delaware	000-17520	75-2276137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 West Main St., Suite 240, Lexington, Kentucky	40507
(Address of principal executive offices)	(Zip Code)
Company’s telephone number, including area code:	(859) 266-9772

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

     On February 8, 2010, VirtualHealth Technologies, Inc. issued a press release entitled “VHGI Announces Letter of Intent to Acquire 2,628 Acres and Related Mining Claims and Equipment in Alaska which include Significant Potential Gold Reserves.” A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of VirtualHealth Technologies, Inc., dated February 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALHEALTH TECHNOLOGIES, INC.
(Company)

Date	February 8, 2010
	By:	/s/ Scott A. Haire
	Name	Scott A. Haire
	Title:	Chief Executive Officer